Exhibit 10.40

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

FIRST AMENDMENT TO THE EXCLUSIVE LICENSE AGREEMENT

This First Amendment to the Exclusive License Agreement (the “First Amendment”) is made and entered into this 8th day of February 2018 (“First Amendment Effective Date”) by and between the Regents of the University of Colorado, a body corporate, for and on behalf of the University of Colorado Denver (“University”), and AdMiRx, Inc. a Delaware corporation (“Licensee”).

Background

A.	The parties entered into an Exclusive License Agreement on August 9, 2017, (the “Agreement”).

B.

University and MUSC Foundation for Research Development (“MUSC FRD”) are co-owners of the Licensed Group II Patents (“Licensed Group II Patents”) has the meaning assigned to it in Article 1) related to University Case Number [***], and MUSC FRD has entered into an inter-institutional agreement with University whereby MUSC FRD has authorized University to license and administer MUSC FRD’s interest in such Licensed Group II Patents, on behalf of the Medical University of South Carolina (“MUSC”).

C.	The Licensee desires to license the Licensed Group II Patents for the purpose of developing and commercializing products covered by the Licensed Group II Patents

D.	The parties wish to amend the Agreement to include a grant of rights to the Licensed Group II Patents.

Accordingly, the parties agree as follows:

Article 1 Amendment

1.1    Any capitalized terms not defined herein have the same meaning as set forth in the Agreement.

1.2    Article 1.1(m) of the Agreement is hereby revised to read in its entirety as follows:

(m)    “Licensed Patents” means collectively, the Licensed Group I Patents and the Licensed Group II Patents.

1.3    Article 1.1 of the Agreement is hereby amended by the addition of the following:

(gg)    “Licensed Group I Patents” means:

(i)

The United States and foreign patent(s) or nonprovisional patent application(s) or provisional patent applications listed in Appendix A as the Licensed Group I Patents, the patents issued therefrom, including any reissues, reexaminations, extensions of such patents, and any registrations, supplementary protection certificates and renewals of any such patents or patent applications, and all rights and priorities in any of the foregoing.

(ii)

All divisionals and continuations that take priority from those patents and patent applications listed in Appendix A as the Licensed Group I Patents, and the patents issued therefrom, including any reissues, reexaminations, extensions of such patents, and any registrations, supplementary protection certificates and renewals of any such patents or patent applications, and all rights and priorities in any of the foregoing.

(iii)

Claims of any continuations-in-part applications that take priority from those patents and patent applications listed in Appendix A and resulting patents that are directed to subject matter described in the patents and patent applications listed in Appendix A as the Licensed Group I Patents, registrations, supplementary protection certificates and renewals of any such patents or patent applications, and all rights and priorities in any of the foregoing.

(hh)    “Licensed Group II Patents” means:

(i)

The United States and foreign patent(s) or nonprovisional patent application(s) or provisional patent applications listed in Appendix A as the Licensed Group II Patents, the patents issued therefrom, including any reissues, reexaminations, extensions of such patents, and any registrations, supplementary protection certificates and renewals of any such patents or patent applications, and all rights and priorities in any of the foregoing.

(ii)

All divisionals and continuations that take priority from those patents and patent applications listed in Appendix A as the Licensed Group II Patents, and the patents issued therefrom, including any reissues, reexaminations, extensions of such patents, and any registrations, supplementary protection certificates and renewals of any such patents or patent applications, and all rights and priorities in any of the foregoing.

(iii)

Claims of any continuations-in-part applications that take priority from those patents and patent applications listed in Appendix A and resulting patents that are directed to subject matter described in the patents and patent applications listed in Appendix A as the Licensed Group II Patents, registrations, supplementary protection certificates and renewals of any such patents or patent applications, and all rights and priorities in any of the foregoing.

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1.4    Article 2.1 of the Agreement is hereby revised to read in its entirety as follows:

2.1    License. Subject to the terms and conditions of this Agreement, the University hereby grants to the Licensee

(a)	an exclusive (as to the University and MUSC FRD), sublicensable (through multiple tiers) license to the Licensed Group I Patents, and

(b)

an exclusive (as to the University), sublicensable (through multiple tiers) license, subject to any pre-existing third party rights, to the biological materials, reagents, processes and information in which the University has an ownership interest and identified as being exclusively licensed as set forth in Appendix D, and

(c)

a non-exclusive, sublicensable (through multiple tiers) license to the biological materials, reagents, processes and information in which the University has an ownership interest and identified as being non- exclusively licensed as set forth in Appendix D, and

(d)

an exclusive (as to MUSC-FRD), sublicensable (through multiple tiers) license, subject to any pre-existing third party rights, to the biological materials, reagents, processes and information in which MUSC-FRD has an ownership interest and identified as being exclusively licensed as set forth in Appendix D, and

(e)

a non-exclusive, sublicensable (through multiple tiers) license to the biological materials, reagents, processes and information in which MUSC-FRD has an ownership interest and identified as being non- exclusively licensed as set forth in Appendix D, and

(f)	a non-exclusive, sublicensable (through multiple tiers) license to the Licensed Information (other than the biological materials, reagents, processes and information set forth in Appendix D), and

(g)	a non-exclusive, sublicensable (through multiple tiers) license to the Licensed Group II Patents,

to research, have researched, develop, have developed, commercialize, have commercialized, make, have made, use, have used, import, have imported, offer to sell, have offered to sell, sell, Have Sold and practice the Licensed Products in the Field(s) of Use and the Territory, “Have Sold” means the sale of Licensed Products by distributors and other agents for and on behalf of the Licensee.

1.5    Appendix A, Article 1(a) of the Agreement is hereby revised to read in its entirety as follows:

(a)    The Licensed Patents are as follows:

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(i)	Licensed Group I Patents:

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(1)	Field of Use: all fields.

(2)	Territory: Worldwide.

(ii)	Licensed Group II Patents:

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
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(1)	Field of Use: all fields.

(2)	Territory: Worldwide.

1.6    Section 2(a) Royalty on Sublicense Income of Appendix A to the Agreement is hereby renumbered as Section 2(cc) Royalty on Sublicense Income.

1.7    A new subsection (m) is added to Section 2 of Appendix A to the Agreement as follows:

(m)    Payments to University Involving Licensed Group II Patents.

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(i)

Under Sections 2(b) Milestone Fees, 2(c) Royalty on Net Sales, and 2(cc) Royalty’ on Sublicense Income of this Appendix A, if the Licensed Product that is the subject of the payment is solely based on the Licensed Group II Patents (in reference to the Licensed Product definition) and not the Licensed Group I Patents, then the amounts otherwise payable to the University with respect to such Licensed Product under Sections 2(b) Milestone Fees, 2(c) Royalty on Net Sales, and 2(cc) Royalty on Sublicense Income of this Appendix A are reduced by [***], and the relevant royalty rates for a Licensed Product solely based on the Licensed Group II Patents for purposes of Sections 2(d) Generic Products, 2(e) Royalty Stacking and Section 2(f) Minimum Net Sales Royalty Payment are the royalties set forth in this Section 2(ni)(i) (that is, the royalty’ rate percentages are [***]).

(ii)

In the event a third party who has a license under the Licensed Group II Patents, but who is not an Affiliate or a Sublicensee, begins commercial sales of a product based on the Licensed Group II Patents (in reference to the Licensed Product definition), upon written notice from Licensee to the University of such commercial sales, then thereafter under Sections 2(b) Milestone Fees, 2(c) Royalty on Net Sales, and 2(cc) Royalty on Sublicense Income of this Appendix A, if the Licensed Product that is the subject of the payment is solely based on the Licensed Group II Patents (in reference to the Licensed Product definition) and not the Licensed Group I Patents, then the amounts otherwise payable to the University with respect to such Licensed Product under Sections 2(b) Milestone Fees, 2(c) Royalty on Net Sales, and 2(cc) Royalty on Sublicense Income of this Appendix A will be reduced by [***], and the relevant royalty rates for a Licensed Product solely based on the Licensed Group II Patents for purposes of Sections 2(d) Generic Products, 2(e) Royalty Stacking and Section 2(f) Minimum Net Sales Royalty’ Payment are the royalties set forth in this Section 2(ni)(ii) (that is, the royalty rate percentages are reduced by [***]).

Article 2 Financial Consideration

2.1    Patent Fees and Costs for Licensed Group II Patents. The Licensee shall reimburse the University for patenting expenses incurred by the University with respect to the Licensed Group II Patents as provided in this Article 2.1. For expenses incurred by the University prior to the First Amendment Effective Date with respect to the Licensed Group II Patents, the Licensee shall pay the University [***] within [***] of the First Amendment Effective Date and [***] on or before [***]. With respect to expenses incurred by the University after the First Amendment Effective Date with respect to the Licensed Group II Patents, the Licensee shall reimburse the University within [***] of receiving an invoice from the University; provided that if there is another licensee who is granted commercial rights under the Licensed Group II Patents pursuant to an agreement entered into by the University after the First Amendment Effective Date, Licensee and each such other commercial licensee will share on a pro rata basis (based on the number of licensees) all patent expenses related thereto incurred after

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the effective date of the relevant other license agreement., For clarity the patent cost reimbursement terms of Appendix A, Section 2(a) Patent Fees and Costs of the Agreement will not apply to the Licensed Group II Patents.

Article 3 Miscellaneous

3.1    Except as expressly amended by this First Amendment, all provisions of the Agreement remain in full force and effect.

3.2    This First Amendment shall be governed by and construed in accordance with the laws of the State of Colorado.

3.3    This First Amendment together with the Agreement contains the entire understanding and agreement between the parties respecting the subject matter thereof and supersedes all prior understandings and agreements.

3.4    The provisions and clauses of this First Amendment are severable, and in the event that any provision or clause is determined to be invalid or unenforceable under any controlling body of the law, such invalidity or unenforceability will not in any way affect the validity or enforceability of the remaining provisions and clauses hereof.

To evidence the parties’ agreement to this First Amendment, the parties have executed it in duplicate and delivered it on the First Amendment Effective Date.

University	Licensee

/s/ James Roberts	/s/ David Grayzel
Name: James Roberts	Name: David Grayzel, MD
Title: Director of Licensing CU Innovations	Title: Chairman, Admirx

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